UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:
630 Fifth Avenue
Suite 820
New York, New York 10111

Name and address of agent for service:
Central Securities Corporation, Wilmot H. Kidd, President
630 Fifth Avenue
Suite 820
New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2011

Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

SEMI-ANNUAL REPORT

JUNE 30, 2011

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

		TWENTY YEAR HISTORICAL DATA

		Per Share of Common Stock
Year	Total net assets	Net asset value	Net investment income	Dividends*	Distributions*		Net realized investment gain	Unrealized appreciation of investments at end of period
1990	$111,152,013	$10.00						$25,940,819
1991	131,639,511	11.87	$.14	$.14	$.56	**	$7,321,233	43,465,583
1992	165,599,864	14.33	.12	.20	.66		8,304,369	70,586,429
1993	218,868,360	17.90	.14	.18	1.42		16,407,909	111,304,454
1994	226,639,144	17.60	.23	.22	1.39		16,339,601	109,278,788
1995	292,547,559	21.74	.31	.33	1.60		20,112,563	162,016,798
1996	356,685,785	25.64	.27	.28	1.37		18,154,136	214,721,981
1997	434,423,053	29.97	.24	.34	2.08		30,133,125	273,760,444
1998	476,463,575	31.43	.29	.29	1.65		22,908,091	301,750,135
1999	590,655,679	35.05	.26	.26	2.34		43,205,449	394,282,360
2000	596,289,086	32.94	.32	.32	4.03		65,921,671	363,263,634
2001	539,839,060	28.54	.18	.22	1.58	**	13,662,612	304,887,640
2002	361,942,568	18.72	.14	.14	1.11		22,869,274	119,501,484
2003	478,959,218	24.32	.09	.11	1.29		24,761,313	229,388,141
2004	529,468,675	26.44	.11	.11	1.21		25,103,157	271,710,179
2005	573,979,905	27.65	.28	.28	1.72		31,669,417	302,381,671
2006	617,167,026	30.05	.36	.58	1.64		36,468,013	351,924,627
2007	644,822,724	30.15	.38	.52	1.88		42,124,417	356,551,394
2008	397,353,061	17.79	.39	.36	2.10		43,582,234	94,752,477
2009	504,029,743	22.32	.29	.33	.32		7,663,021	197,256,447
2010	593,524,167	26.06	.45	.46	.44		11,269,517	281,081,168
Six mos. to
June 30, 2011***	641,132,925	28.15	.23	.11	.09		10,153,759	317,894,035

The above table does not present Convertible Preference Stock, which was outstanding for the years 1991-1998.
Net investment income reflected in the table is after deduction of the Preference Stock dividend.

*

Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends are from ordinary income which includes net short-term investment gains. Distributions are from net long-term investment gains.

**	Includes a non-taxable return of capital of $.11 in 1991 and $.55 in 2001.

***	Unaudited.

     The Common Stock is listed on the NYSE Amex under the symbol CET. On June 30, 2011, the market quotations were: $23.78 low, $23.99 high and $23.88 last sale.

[ 2 ]

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial statements for the six months ended June 30, 2011 reviewed by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	June 30, 2011 (Unaudited)	December 31, 2010
Net assets	$641,132,925	$593,524,167
Net assets per share of Common Stock	28.15	26.06
Shares of Common Stock outstanding	22,779,391	22,779,391
Comparative operating results are as follows:

	Six months ended June 30,

	2011 (Unaudited)	2010 (Unaudited)
Net investment income	$5,198,010	$5,527,889
Per share of Common Stock	.23 *	.25 *
Net realized gain on sale of investments	10,153,759	3,596,589
Increase (decrease) in net unrealized appreciation of investments	36,812,867	(7,209,633)
Increase in net assets resulting from operations	52,164,636	1,914,845

*	Based on the average number of Common shares outstanding during the period.

     A distribution of $.20 per share of Common Stock was paid on June 28, 2011 to stockholders of record as of June 10, 2011. Stockholders will be sent a notice concerning the taxability of all 2011 distributions early in 2012.

     During the first six months of 2011, the Corporation did not repurchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deem advisable in the best interests of stockholders. Purchases may be made on the NYSE Amex or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION
WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
July 27, 2011

[ 3 ]

TEN LARGEST INVESTMENTS

June 30, 2011
(Unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$2.2	$174.8	27.3%	1982
Coherent, Inc.	22.0	44.3	6.9	2007
Agilent Technologies, Inc.	16.0	36.8	5.7	2005
Intel Corporation	16.3	33.2	5.2	1986
Analog Devices, Inc.	9.1	26.2	4.1	1987
CEVA, Inc.	9.3	26.1	4.1	2009
Brady Corporation	2.0	23.7	3.7	1984
Convergys Corporation	24.8	23.2	3.6	1998
Murphy Oil Corporation	1.0	18.4	2.9	1974
The Bank of New York Mellon Corporation	12.2	17.3	2.7	1993

DIVERSIFICATION OF INVESTMENTS

June 30, 2011
(Unaudited)

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2011	December 31, 2010
Common Stocks:
Insurance	1	$2,192,986	$174,750,000	27.3%	28.3%
Technology Hardware and
Equipment	7	84,083,790	115,016,470	17.9	17.4
Semiconductor	4	41,738,248	92,807,618	14.5	11.4
Diversified Industrial	5	28,855,027	70,278,300	11.0	11.7
Energy	6	56,017,267	69,527,015	10.8	12.8
Software and Services	2	40,823,191	35,575,900	5.6	5.7
Banking and Finance	3	17,297,355	24,098,020	3.8	5.0
Other	10	51,045,052	57,405,371	8.9	7.8
Preferred Stocks:
Energy	1	2,027,220	2,515,478	0.4	0.4
Short-Term Investments	1	222,736	222,736	0.0	0.0

[ 4 ]

PRINCIPAL PORTFOLIO CHANGES

April 1 to June 30, 2011
(Unaudited)
(Common Stock unless specified otherwise)

	Number of Shares
	Purchased		Sold	Held June 30, 2011
Agilent Technologies, Inc.			60,000	720,000
Analog Devices, Inc.			14,900	670,000
Brady Corporation			10,000	740,000
Carlisle Companies Inc.			70,000	230,000
CEVA, Inc.			38,500	858,300
GeoMet, Inc. Series A Convertible
Redeemable Preferred Stock	6,775	(a)		223,598
Home Federal Bancorp, Inc.			171,600	—
Intel Corporation	50,000			1,500,000
McMoRan Exploration Co.			10,000	650,000
Mindspeed Technologies, Inc.	425,000			900,000
Motorola Solutions, Inc.	20,000			220,000
NewStar Financial, Inc.			25,106	253,794
The Plymouth Rock Company, Inc.			100	69,900
QEP Resources, Inc.	8,200			260,500
Vical Inc.			10,000	260,000
Vodafone Group Plc.	220,000			500,000
Walgreen Co.			10,000	220,000

(a)	Received as a dividend.

[ 5 ]

STATEMENT OF INVESTMENTS
June 30, 2011
(Unaudited)

COMMON STOCKS 99.8%

Shares		Value
	Banking and Finance 3.8%
675,000	The Bank of New York Mellon Corporation	$17,293,500
100,000	JPMorgan Chase & Co.	4,094,000
253,794	NewStar Financial, Inc. (a)	2,710,520

		24,098,020

	Commercial Services 1.2%
413,712	Heritage-Crystal Clean, Inc. (a)	7,934,996

	Diversified Industrial 11.0%
740,000	Brady Corporation Class A	23,724,400
230,000	Carlisle Companies Inc.	11,322,900
200,000	General Electric Company	3,772,000
100,000	Precision Castparts Corporation	16,465,000
180,000	Roper Industries, Inc.	14,994,000

		70,278,300

	Energy 10.8%
350,000	Canadian Oil Sands Ltd.	10,111,500
200,000	Devon Energy Corporation	15,762,000
2,000,000	GeoMet, Inc. (a)(b)	2,360,000
650,000	McMoRan Exploration Co. (a)	12,012,000
280,000	Murphy Oil Corporation	18,384,800
260,500	QEP Resources, Inc.	10,896,715

		69,527,015

	Health Care 2.8%
120,000	Abbott Laboratories	6,314,400
100,000	Johnson & Johnson	6,652,000
100,000	Medtronic, Inc.	3,853,000
260,000	Vical Inc. (a)	1,071,200

		17,890,600

	Insurance 27.3%
69,900	The Plymouth Rock Company, Inc.
	Class A (b)(c)	174,750,000

		174,750,000

	Retailing 1.5%
20,000	Aerogroup International, Inc. (a)(c)	415,200
220,000	Walgreen Co.	9,341,200

		9,756,400

[ 6 ]

Shares		Value
	Semiconductor 14.5%
670,000	Analog Devices, Inc.	$26,223,800
858,300	CEVA, Inc. (a)	26,143,818
1,500,000	Intel Corporation	33,240,000
900,000	Mindspeed Technologies, Inc. (a)	7,200,000

		92,807,618

	Software and Services 5.6%
1,700,000	Convergys Corporation (a)	23,188,000
1,190,000	Xerox Corporation	12,387,900

		35,575,900

	Technology Hardware and Equipment 17.9%
720,000	Agilent Technologies, Inc. (a)(f)	36,799,200
801,000	Coherent, Inc. (a)(f)	44,271,270
630,000	Flextronics International Ltd. (a)	4,044,600
62,500	Motorola Mobility Holdings, Inc. (a)	1,377,500
220,000	Motorola Solutions, Inc. (a)	10,128,800
1,190,000	RadiSys Corporation (a)	8,675,100
3,000,000	Sonus Networks, Inc. (a)	9,720,000

		115,016,470

	Telecommunication Services 3.4%
200,000	AT&T Inc.	6,282,000
145,425	Primus Telecommunications Group, Inc. (a)	2,181,375
500,000	Vodafone Group Plc. ADR	13,360,000

		21,823,375

	Total Common Stocks
	(cost $322,052,917)	639,458,694

	PREFERRED STOCKS 0.4%
	Energy 0.4%
223,598	GeoMet, Inc. Series A Convertible Redeemable
	Preferred Stock (b)(d)(cost $2,027,220)	2,515,478

	SHORT-TERM INVESTMENTS 0.0%
	Money Market Fund 0.0%
222,736	Fidelity Institutional Money Market
	Government Portfolio (cost $222,736)	222,736

	Total Investments (cost $324,302,873)(e)
	(100.2%)	642,196,908
	Cash, receivables and other assets
	less liabilities (.2%)	(1,063,983)

	Net Assets (100%)	$641,132,925

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940.
(c)	Valued based on Level 3 inputs – see Note 2.
(d)	Valued based on Level 2 inputs – see Note 2.
(e)	Aggregate cost for Federal tax purposes is substantially the same.
(f)	A portion of this security is pledged to cover outstanding borrowings at June 30, 2011.

See accompanying notes to financial statements.

[ 7 ]

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011
(Unaudited)

ASSETS:
Investments:
General portfolio securities at market value
(cost $306,200,999)	$462,348,694
Securities of affiliated companies (cost $17,879,138)
(Notes 5 and 6)	179,625,478
Short-term investments (cost $222,736)	222,736	$642,196,908

Cash, receivables and other assets:
Cash	76,714
Receivable for securities sold	184,597
Dividends receivable	573,558
Office equipment and leasehold improvements, net	145,200
Other assets	128,776	1,108,845

Total Assets		643,305,753
LIABILITIES:
Bank borrowings	2,000,000
Accrued expenses and reserves	172,828

Total Liabilities		2,172,828

NET ASSETS		$641,132,925

NET ASSETS are represented by:
Common Stock $1 par value: authorized
30,000,000 shares; issued 22,779,391 (Note 3)		$22,779,391
Surplus:
Paid-in	$287,582,722
Undistributed net gain on sales of investments	10,004,814
Undistributed net investment income	2,871,963	300,459,499

Net unrealized appreciation of investments		317,894,035

NET ASSETS		$641,132,925

NET ASSET VALUE PER COMMON SHARE
(22,779,391 shares outstanding)		$28.15

See accompanying notes to financial statements.

[ 8 ]

STATEMENT OF OPERATIONS

For the six months ended June 30, 2011
(Unaudited)

INVESTMENT INCOME
Income:
Dividends from affiliated companies (Note 5)	$3,899,000
Dividends from unaffiliated companies (net of
foreign withholding taxes of $31,015)	3,004,487	$6,903,487

Expenses:
Administration and operations	553,202
Investment research	514,876
Occupancy and office operating expenses	248,559
Directors’ fees	75,500
Legal, auditing and tax preparation fees	65,169
Franchise and miscellaneous taxes	47,759
Software and information services	44,373
Stockholder communications and meetings	44,005
Transfer agent, registrar and custodian fees and expenses	36,003
Interest on bank borrowings	22,324
Travel and related expenses	16,005
Miscellaneous	37,702	1,705,477

Net investment income		5,198,010

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain from:
Unaffiliated companies	9,817,010
Affiliated companies	291,000
Written options	45,749	10,153,759

Net increase in unrealized appreciation of investments		36,812,867

Net gain on investments		46,966,626

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS		$52,164,636

See accompanying notes to financial statements.

[ 9 ]

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended June 30, 2011
and the year ended December 31, 2010

	Six months ended June 30, 2011 (Unaudited)	Year ended December 31, 2010
FROM OPERATIONS:
Net investment income	$5,198,010	$10,211,569
Net realized gain from investment transactions	10,153,759	11,269,517
Net increase in unrealized appreciation of investments	36,812,867	83,824,721

Increase in net assets resulting from operations	52,164,636	105,305,807

DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income	(2,505,733)	(10,098,352)
Net realized gain from investment transactions	(2,050,145)	(10,125,556)

Decrease in net assets from distributions	(4,555,878)	(20,223,908)

FROM CAPITAL SHARE TRANSACTIONS: (Note 3)
Distribution to stockholders reinvested in Common Stock	—	6,668,364
Cost of Treasury shares purchased	—	(2,255,839)

Increase in net assets from capital share transactions	—	4,412,525

Total increase in net assets	47,608,758	89,494,424

NET ASSETS:
Beginning of period	593,524,167	504,029,743

End of period (including undistributed net investment income
of $2,871,963 and $179,686, respectively)	$641,132,925	$593,524,167

See accompanying notes to financial statements.

[ 10 ]

STATEMENT OF CASH FLOWS

For the six months ended June 30, 2011
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations		$52,164,636
Adjustments to net increase in net assets
from operations:
Purchase of securities	$(32,807,612)
Proceeds from securities sold	33,951,133
Net sales of short-term investments	454,274
Net realized gain from investment transactions	(10,153,759)
Increase in unrealized appreciation of investments	(36,812,867)
Depreciation and amortization	22,986
Changes in operating assets and liabilities:
Decrease in receivable for securities sold	1,132,763
Increase in dividends and interest receivable	(362,113)
Increase in office equipment and leasehold
improvements	(11,924)
Increase in other assets	(25,626)
Decrease in accrued expenses and reserves	(411,970)

Total adjustments		(45,024,715)

Net cash provided by operating activities		7,139,921

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends and distributions paid	(4,555,878)
Net decrease in bank borrowings	(3,000,000)

Cash flows used in financing activities		(7,555,878)

Net decrease in cash		(415,957)
Cash at beginning of period		492,671

Cash at end of period		$76,714

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on bank borrowings	$27,352

See accompanying notes to financial statements.

[ 11 ]

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

     1. Significant Accounting Policies — Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation — Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Written options are valued at the last quoted asked price. Investments in money market funds are valued at net asset value per share. Securities for which no ready market exists are valued at estimated fair value by the Board of Directors.

Federal Income Taxes — It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. In addition, management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements.

Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other — Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

     2. Fair Value Measurements — The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

  Level 1 — Quoted prices in active markets for identical investments;

  Level 2 — Other significant observable inputs obtained from independent sources, for example, quoted prices for similar investments or the use of models or other valuation methodologies;

  Level 3 — Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include securities in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. and Aerogroup International, Inc.

     The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

[ 12 ]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

     The Corporation’s investments as of June 30, 2011 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common Stocks	$464,293,494	—	$175,165,200	$639,458,694
Preferred Stocks	—	$2,515,478	—	2,515,478
Short-term Investments	222,736	—	—	222,736

Total	$464,516,230	$2,515,478	$175,165,200	$642,196,908

     There were no significant transfers of investments between Levels 1, 2 or 3 during the six months ended June 30, 2011. The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2010	$168,455,000
Net realized gains and change in unrealized
appreciation of investments included in net
increase in net assets resulting from operations	7,008,200
Sales	(298,000)

Balance as of June 30, 2011	$175,165,200

     The change in unrealized appreciation of Level 3 investments held at June 30, 2011 included in the above table was $6,950,200. In valuing Level 3 investments, the Corporation considers the results of various valuation methods, which may include comparable company valuation analyses, discounted cash flow models and recent private transactions. Consideration is also given to corporate governance, marketability, independent appraisals obtained from portfolio companies, company and industry results and outlooks, and general market conditions. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

     In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 (the “ASU”), which clarifies the application of existing fair value measurement and disclosure requirements and changes certain accounting principles or requirements for measuring fair value or for disclosing information about fair value measurements. The amendments in the ASU are effective at the beginning of the Corporation’s 2012 fiscal year. Management is assessing the effect of the ASU on the Corporation’s financial statements but currently believes the impact principally will result in increased disclosures about the Corporation’s Level 3 securities.

     3. Common Stock — The Corporation did not purchase any shares of its Common Stock in the first six months of 2011. It may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     4. Investment Transactions — The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the six months ended June 30, 2011, excluding option transactions and other short-term investments, were $32,805,662 and $33,893,035, respectively.

[ 13 ]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

     As of June 30, 2011, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $351,943,013 and $34,048,978, respectively.

     5. Affiliates — The Plymouth Rock Company, Inc. and GeoMet, Inc., are affiliates as defined in the Investment Company Act of 1940 due to the Corporation owning 5% or more of these companies’ outstanding voting securities. During the six months ended June 30, 2011, the Corporation received dividends of $3,899,000 from Plymouth Rock and sold 100 shares of Plymouth Rock at a gain of $291,000. The Corporation also received as dividends 13,345 additional shares of GeoMet Preferred Series A stock. Net unrealized appreciation related to affiliates increased by $7,156,359 for the six months ended June 30, 2011 to $161,746,340. The President of the Corporation is a director of Plymouth Rock.

     6. Restricted Securities — The Corporation from time to time invests in securities the resale of which is restricted. The Corporation does not have the right to demand registration of the restricted securities. On June 30, 2011, such investments had an aggregate value of $175,165,200, which was equal to 27.3% of the Corporation’s net assets. Investments in restricted securities at June 30, 2011, including acquisition dates and cost, were:

Company	Shares	Security	Date Acquired	Cost
Aerogroup International, Inc.	20,000	Common Stock	6/14/05	$11,719
The Plymouth Rock Company, Inc.	60,000	Class A Stock	12/15/82	1,500,000
The Plymouth Rock Company, Inc.	9,900	Class A Stock	6/9/84	692,986

     7. Options Written — From time to time, the Corporation writes option contracts to generate additional return. When the Corporation writes an option, a liability is recorded in an amount equal to the premium received and is subsequently marked to market in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Upon the exercise of written call option contracts, premiums received are added to the proceeds from the sale of the underlying securities in determining whether there is a realized gain or loss. Upon the exercise of written put options, premiums received are subtracted from the cost of the purchase of the underlying securities. On the expiration date, premiums received from unexercised options are treated as realized gains.

     When writing a covered call option, the Corporation forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received.

     When writing a put option, the Corporation has the obligation during the option’s life to purchase the securities underlying the option at an agreed-upon exercise price. The Corporation’s obligation is secured by segregating with its custodian liquid investments with a value at least equal to the amount the Corporation would be required to pay if the option were exercised. The Corporation will lose money if the securities purchased decrease in value below the exercise price by more than the premium received by the Corporation for writing the option.

[ 14 ]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

     The Corporation’s activity in written options during the six months ended June 30, 2011 is summarized as follows:

	Number of Shares	Premiums Received
Options outstanding at December 31, 2010	—	—
Options written	55,000	$58,099
Options terminated in closing transactions	(25,000)	(15,500)
Options exercised	(10,000)	(10,400)
Options expired	(20,000)	(32,199)

Options outstanding at June 30, 2011	—	—

     8. Bank Line of Credit — The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50% (2.75% prior to March 18, 2011). At June 30, 2011, outstanding borrowings under the line were $2,000,000 at an annual interest rate of 2.50%. These borrowings were secured by portfolio holdings that had an aggregate value of $10,638,000 as of June 30, 2011. During the six months ended June 30, 2011, average borrowings outstanding (based on the days when there were borrowings outstanding) were approximately $2,949,000, and total interest expense was $22,324. The average interest rate paid on these borrowings was 2.67% per annum.

     9. Operating Expenses — The aggregate remuneration paid during the six months ended June 30, 2011 to officers and directors amounted to $713,000, of which $75,500 was paid as fees to directors who were not officers. Employees also participate in a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant’s benefits vest after three years of employment. No contributions were made to the plan for the six months ended June 30, 2011.

     10. Operating Lease Commitment — The Corporation has entered into an operating lease for office space which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $1.0 million as of June 30, 2011. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Future minimum rental commitments under the lease are $170,903 remaining for 2011, $341,806 annually in 2012-2013 and $170,903 in 2014.

[ 15 ]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for the six months ended June 30, 2011 and each year in the five-year period ended December 31, 2010. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

     The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	Six Months Ended June 30, 2011 (Unaudited)		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$26.06		$22.32	$17.79	$30.15	$30.05	$27.65

Net investment income*	.23		.45	.29	.39	.38	.36
Net realized and unrealized gain (loss)
on securities*	2.06		4.19	4.89	(10.29)	2.12	4.26

Total from investment
operations	2.29		4.64	5.18	(9.90)	2.50	4.62

Less:
Dividends from net investment income	.11		.45	.33	.36	.37	.36
Distributions from capital gains	.09		.45	.32	2.10	2.03	1.86

Total distributions	.20		.90	.65	2.46	2.40	2.22

Net asset value, end of period	$28.15		$26.06	$22.32	$17.79	$30.15	$30.05

Per share market value, end of period.	$23.88		$21.97	$17.98	$14.40	$26.84	$26.65
Total investment return, market(%) .	9.57		27.14	26.97	(39.63)	9.86	21.31
Total investment return, NAV(%)	8.79		21.73	30.15	(32.66)	9.35	18.55
Ratios/Supplemental Data:
Net assets, end of period(000)	$641,133		$593,524	$504,030	$397,353	$644,823	$617,167
Ratio of expenses to average net
assets(%)	.54	†	.78	.91	.66	.59	.53
Ratio of net investment income to
average net assets(%)	1.64	†	1.92	1.49	1.43	1.21	1.23
Portfolio turnover rate(%)	5.18		6.67	7.94	11.04	19.58	17.55

*	Based on the average number of shares outstanding during the period.
†	Annualized, not necessarily indicative of full year ratio.

See accompanying notes to financial statements.

[ 16 ]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF CENTRAL SECURITIES CORPORATION

     We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation as of June 30, 2011, and the related statements of operations, changes in net assets, cash flows and financial highlights for the six-month period ended June 30, 2011. These interim financial statements and financial highlights are the responsibility of Central Securities Corporation’s management.

     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended December 31, 2010 and financial highlights for each of the years in the five-year period ended December 31, 2010, and in our report dated February 4, 2011 we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

KPMG LLP

New York, NY
July 28, 2011

[ 17 ]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2011 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

[ 18 ]

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Meeting of Stockholders

     The annual meeting of stockholders of the Corporation was held on March 9, 2011. At the meeting, all of the directors of the Corporation were reelected by the following vote of the holders of the Common Stock:

	In Favor	Withheld
Simms C. Browning	20,440,959	856,070
Donald G. Calder	20,443,845	853,184
David C. Colander	20,446,405	850,624
Jay R. Inglis	20,420,810	876,219
Wilmot H. Kidd	20,416,095	880,934
C. Carter Walker, Jr.	20,431,239	865,790

     In addition, the selection of KPMG LLP as independent auditors of the Corporation for the year 2011 was ratified by the following vote of the holders of the Common Stock:

In Favor	Against	Abstain
20,445,422	749,809	101,798

[ 19 ]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
C. Carter Walker, Jr., Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 20 ]

Item 2. Code of Ethics. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Experts. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services. The information required by this
Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants. The information required by this
Item is only required in an annual report on this Form N-CSR.

Item 6. Investments.
(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1 through January 31)	0	NA	NA	NA
Month #2 (February 1 through February 28)	0	NA	NA	NA
Month #3 (March 1 through March 31)	0	NA	NA	NA
Month #4 (April 1 through April 30)	0	NA	NA	NA
Month #5 (May 1 through May 31)	0	NA	NA	NA
Month #6 (June 1 through June 30)	0	NA	NA	NA
Total	0	NA	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 3, 2011.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(b) Certifications of the principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd
Wilmot H. Kidd
President

August 9, 2011
Date

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd
Wilmot H. Kidd
President

August 9, 2011
Date

By: /s/ Lawrence P. Vogel
Lawrence P. Vogel
Treasurer

August 9, 2011
Date